SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) February 16, 1999


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



   Delaware                             000-21605            25-1669404
   (State or other               (Commission File Number)    (IRS Employer
   jurisdiction of incorporation)                            Identification No.)




   Main at Water Street -  Coudersport, PA                   16915-1141
   (Address of principal executive offices)                  (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830


















Item 5.  Other Events

         On February 16, 1999, Hyperion Telecommunications, Inc. announced the intent to privately offer an aggregate of approximately $200 million of Senior Subordinate Notes due 2007 (the "Senior Subordinate Notes") principally in reliance on Rule 144A to Qualified Institutional Buyers and an aggregate of $100 million of such Notes to entities controlled by member of the immediate family of John J. Rigas in a press release which is attached hereto as Exhibit 99.01 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

Exhibit No.                              Description

99.01                                    Press release dated February 16, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 18, 1999          HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer






















                                  EXHIBIT INDEX



Exhibit No.                              Description
99.01                                    Press release dated February 16, 1999